UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 24, 2007

Date of earliest event reported: September 24, 2007

Warner Chilcott Limited

(Exact name of registrant as specified in its charter)

Commission File Number: 001 – 33039

Bermuda	98-0496358
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Enterprise Drive

Rockaway, New Jersey 07866

(Address of principal executive offices, including zip code)

(973) 442-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2007, Warner Chilcott Limited (the “Company”), issued a press release announcing that its subsidiary, Warner Chilcott Company, Inc., has filed a lawsuit against Barr Laboratories, Inc. in the District Court for the District of New Jersey for infringement of the Company’s U.S. Patent No. 6,667,050 which covers FEMCON FE. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued September 24, 2007 by Warner Chilcott Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT LIMITED

By:	/s/ Paul Herendeen
	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: September 24, 2007